ADAPTIVE ALLOCATION PORTFOLIO

(a series of Northern Lights Variable Trust)

Supplement dated October 25, 2010 to the

Prospectus and Statement of Additional information, each dated May 1, 2010

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As of the date of this Supplement, shares of the Portfolio are intended to be sold to certain separate accounts of participating life insurance companies, which are used to fund benefits of variable annuity contracts issued by the participating life insurance companies.  Any contrary references in the Prospectus or Statement of Additional Information describing sales of Portfolio shares to a single insurance company, qualified pension plans, qualified retirement plans, unregistered separate accounts or to fund variable life insurance contracts should be disregarded.

Additionally, the participating life insurance companies may impose different purchase and redemption policies than those of the Portfolio.  Any references in the Prospectus or Statement of Additional Information suggesting that purchase and redemption policies of the Portfolio and the participating life insurance companies are identical should be disregarded.

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This Supplement, and both the existing Prospectus and Statement of Additional Information both dated May 1, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 1, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Portfolio at 1-866-263-9260.